EXHIBIT 10.2

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                       GUARANTEE AND COLLATERAL AGREEMENT

                                   dated as of

                                November 8, 2002,

                                      among

                              DEX MEDIA EAST, INC.,

                               DEX MEDIA EAST LLC,
                                  as Borrower,

                        each other Subsidiary of Holdings
                               identified herein,

                                       and

                              JPMORGAN CHASE BANK,

                               as Collateral Agent

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                                Table of Contents
                                -----------------
                                                                            Page

                                    ARTICLE I

                                   Definitions
                                   -----------

SECTION 1.01. Credit Agreement ..............................................  1
SECTION 1.02. Other Defined Terms ...........................................  1


                                   ARTICLE II

                                    Guarantee
                                    ---------

SECTION 2.01. Guarantee .....................................................  6
SECTION 2.02. Guarantee of Payment ..........................................  6
SECTION 2.03. No Limitations, Etc. ..........................................  6
SECTION 2.04. Reinstatement .................................................  7
SECTION 2.05. Agreement To Pay; Subrogation .................................  7
SECTION 2.06. Information ...................................................  8


                                   ARTICLE III

                              Pledge of Securities
                              --------------------


SECTION 3.01. Pledge ........................................................  8
SECTION 3.02. Delivery of the Pledged Collateral ............................  9
SECTION 3.03. Representations, Warranties and Covenants .....................  9
SECTION 3.04. Certification of Limited Liability Company and Limited
                Partnership Interests ....................................... 10
SECTION 3.05. Registration in Nominee Name; Denominations ................... 11
SECTION 3.06. Voting Rights; Dividends and Interest, etc .................... 11



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                                   ARTICLE IV

                    Security Interests in Personal Property
                    ---------------------------------------

SECTION 4.01. Security Interest ............................................. 13
SECTION 4.02. Representations and Warranties ................................ 14
SECTION 4.03. Covenants ..................................................... 16
SECTION 4.04. Other Actions ................................................. 20
SECTION 4.05. Covenants regarding Patent, Trademark and Copyright
                Collateral .................................................. 23


                                   ARTICLE V

                                    Remedies
                                    --------

SECTION 5.01. Remedies upon Default ......................................... 25
SECTION 5.02. Application of Proceeds ....................................... 26
SECTION 5.03. Grant of License to Use Intellectual Property ................. 27
SECTION 5.04. Securities Act, etc. .......................................... 27
SECTION 5.05. Registration, etc. ............................................ 28


                                   ARTICLE VI

                    Indemnity, Subrogation and Subordination
                    ----------------------------------------

SECTION 6.01. Indemnity and Subrogation ..................................... 29
SECTION 6.02. Contribution and Subrogation .................................. 29
SECTION 6.03. Subordination ................................................. 30


                                  ARTICLE VII

                                  Miscellaneous
                                  -------------

SECTION 7.01. Notices ....................................................... 30
SECTION 7.02. Security Interest Absolute .................................... 30
SECTION 7.03. Survival of Agreement ......................................... 31
SECTION 7.04. Binding Effect; Several Agreement ............................. 31
SECTION 7.05. Successors and Assigns ........................................ 31
SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification ......... 32
SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact ................... 32
SECTION 7.08. GOVERNING LAW ................................................. 33
SECTION 7.09. Waivers; Amendment ............................................ 33
SECTION 7.10. WAIVER OF JURY TRIAL .......................................... 34
SECTION 7.11. Severability .................................................. 34

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SECTION 7.12. Counterparts .................................................. 34
SECTION 7.13. Headings ...................................................... 35
SECTION 7.14  Jurisdiction; Consent to Service of Process ................... 35
SECTION 7.15. Additional Subsidiaries ....................................... 35
SECTION 7.16. Right of Setoff ............................................... 36




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Schedules

Schedule I    Subsidiary Loan Parties
Schedule II   Equity Interests; Debt Securities
Schedule III  Intellectual Property
Schedule IV   Insurance Requirements

Exhibits

Exhibit I     Form of Supplement to the Guarantee and Collateral Agreement
Exhibit II    Form of Perfection Certificate




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                            GUARANTEE AND COLLATERAL AGREEMENT dated as of
                        November 8, 2002 (this "Agreement"), among DEX MEDIA EAST, INC., a Delaware corporation ("Holdings"), DEX MEDIA EAST LLC, a Delaware limited-liability company (the "Borrower"), each other Subsidiary of Holdings identified herein (each such Subsidiary individually a "Subsidiary Party" and collectively, the "Subsidiary Loan Parties") and JPMORGAN CHASE BANK, a New York banking corporation ("JPMCB"), as Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined below).

                  Reference is made to the Credit Agreement dated as of November 8, 2002 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Dex Media, Inc., Holdings, the Borrower, the Lenders from time to time party thereto (the "Lenders") and JPMCB, as Administrative Agent and Collateral Agent (in either or both such capacities, the "Agent"). The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Loan Parties are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

                  SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the New York UCC.

                  (b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

                  SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "Account Debtor" means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.



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                  "Article 9 Collateral" has the meaning assigned to such term in Section 4.01.

                  "Borrower Obligations" means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, (c) the due and punctual payment and performance of all obligations of each Loan Party under each Swap Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into and (d) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the Administrative Agent (in its individual capacity) or any of its Affiliates and arising from treasury, depositary and cash management services in connection with any automated clearinghouse transfers of funds.

                  "Collateral" means Article 9 Collateral and Pledged
Collateral.

                  "Copyright License" means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

                  "Copyrights" means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.


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                  "Credit Agreement" has the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person of whatever nature, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

                  "Federal Securities Laws" has the meaning assigned to such term in Section 5.04.

                  "General Intangibles" means all "General Intangibles" as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

                  "Guarantee Obligations" means the due and punctual payment and performance of all the obligations of each Loan Party (other than the Borrower) under or pursuant to this Agreement and each of the other Loan Documents.

                  "Grantors" means Holdings, the Borrower and the Subsidiary Loan Parties.

                  "Guarantors" means Holdings and the Subsidiary Loan Parties.

                  "Intellectual Property" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.


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                  "License" means any Patent License, Trademark License,
Copyright License or other license or sublicense agreement to which any Grantor is a party, other than those license or sublicense agreements entered into prior to or after the date hereof that by their terms prohibit a grant of a security interest by such Grantor as licensee thereunder provided, that (i) with respect to license or sublicense agreements entered into after the date hereof, such Grantor has used commercially reasonable efforts to prevent the inclusion of such a prohibition over such license or sublicense and (ii) such licenses or sublicenses, individually or in the aggregate, are not material to the business of such Grantor.

                  "New York UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Obligations" means (a) the Borrower Obligations and (b) the Guarantee Obligations.

                  "Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

                  "Patents" means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                  "Perfection Certificate" means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

                  "Pledged Collateral" has the meaning assigned to such term in
Section 3.01.

                  "Pledged Debt Securities" has the meaning assigned to such term in Section 3.01.


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                  "Pledged Securities" means any promissory notes, stock
certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

                  "Pledged Stock" has the meaning assigned to such term in
Section 3.01.

                  "Proceeds" has the meaning specified in Section 9-102 of the New York UCC.

                  "Secured Parties" means (a) the Lenders, (b) the Administrative Agent (and any Affiliate of the Administrative Agent to which any obligation referred to in clause (c) of the definition of the term "Obligations" is owed), (c) the Issuing Bank, (d) each counterparty to any Swap Agreement entered into with a Loan Party the obligations under which constitute Obligations, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (f) the successors and assigns of each of the foregoing.

                  "Security Interest" has the meaning assigned to such term in
Section 4.01.

                  "Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

                  "Trademarks" means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.


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
                                   ARTICLE II

                                   Guarantee
                                   ---------

                  SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Borrower Obligations. Each Guarantor further agrees that the Borrower Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Borrower Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Borrower Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

                  SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

                  SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor's obligations hereunder as expressly provided in Section 9.14 of the Credit Agreement, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Borrower Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Administrative Agent, the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the failure to perfect any security interest in, or the release of, any security held by the Collateral Agent or any other Secured Party for the Borrower Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Borrower Obligations; or
(v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Borrower Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Borrower Obligations, to exchange, waive or release any or


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all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Borrower Obligations, all without affecting the obligations of any Guarantor hereunder.

                  (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Borrower Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Borrower Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Borrower Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Borrower Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

                  SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Borrower Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

                  SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Borrower Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Borrower Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.


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                  SECTION 2.06. Information. Each Guarantor assumes all
responsibility for being and keeping itself informed of the Borrower's and each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Borrower Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

                                  ARTICLE III

                              Pledge of Securities
                              --------------------

                  SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor's right, title and interest in, to and under (a) the shares of capital stock, membership interests and other Equity Interests owned by it and listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the "Pledged Stock"); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary or (ii) to the extent applicable law requires that a subsidiary of such Grantor issue directors' qualifying shares, such qualifying shares; (b)(i) the debt securities and intercompany loans and advances listed opposite the name of such Grantor on
Schedule II, (ii) any debt securities, and intercompany loans or advances in the future issued to or owed to such Grantor and (iii) the promissory notes and any other instruments, if any, evidencing such debt securities or intercompany loans or advances (the "Pledged Debt Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this
Section 3.01; (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above and the property referred to in clause (c) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Pledged Collateral").

                  TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.


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

                  SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities.

                  (b) Each Grantor will cause (i) any Indebtedness for borrowed money owed to such Grantor by any other Grantor and (ii) any Indebtedness for borrowed money in a principal amount in excess of $1,000,000 owed to such Grantor by any Person (other than another Grantor), in each case (x) other than Permitted Investments in which a perfected security interest exists pursuant to
Article IV hereof and (y) to be evidenced by a duly executed promissory note to be pledged and delivered to the Collateral Agent pursuant to the terms hereof.

                  (c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and
(ii) all other property composing part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as
Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

                  SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

                  (a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

                  (b) the Pledged Stock and Pledged Debt Securities have been duly and validly issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof;


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

                  (c) except for the security interests granted hereunder, each Grantor (i) is the owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement and Permitted Encumbrances, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement and Permitted Encumbrances and (iv) will defend its title or interest hereto or therein against any and all Liens (other than Liens created by this Agreement and Permitted Encumbrances), however arising, of all Persons;

                  (d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

                  (e) each Grantor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

                  (f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

                  (g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

                  (h) the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

                  SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall be represented by a certificate, shall be a "security" within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the Delaware UCC.

                  SECTION 3.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                  SECTION 3.06. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                  (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities, the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

                  (ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

                  (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph
(a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

                  (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph
(a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, each Grantor will have the right to exercise the voting and consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

                                   ARTICLE IV

                    Security Interests in Personal Property
                    ---------------------------------------

                  SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the "Security Interest") in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Article 9 Collateral"):

                    (i) all Accounts;

                   (ii) all Chattel Paper;

                  (iii) all cash and Deposit Accounts;

                   (iv) all Documents;

                    (v) all Equipment;

                   (vi) all General Intangibles;

                  (vii) all Instruments;

                 (viii) all Inventory;

                   (ix) all Investment Property;

                    (x) all Letter-of-credit rights;

                   (xi) all books and records pertaining to the Article 9 Collateral; and

                  (xii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                  (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the
Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and
(iii) a description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted to the Collateral Agent, including describing such property as "all assets" or "all property". Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

                  Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                  The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

                  (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

                  SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

                  (a) Each Grantor has good and valid rights in and title to the
         Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and is in full force and effect.

                  (b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Effective Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Borrower to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by
         Section 5.03(a) or 5.13 of the Credit Agreement), and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Grantor represents and warrants that a fully executed agreement in the form hereof containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States registered Patents (and Patents for which United States registration applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights (and Copyrights for which United States registration applications are pending) has been delivered to the Collateral Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other applicable jurisdiction and reasonably requested by the Collateral Agent, to protect the validity of and to establish a valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, retiring, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any
         Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

                  (c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all
         Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and otherwise as may be required pursuant to the laws of any other applicable jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

                  (d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, other than Liens expressly permitted pursuant to
         Section 6.02 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to
         Section 6.02 of the Credit Agreement.

                  SECTION 4.03. Covenants. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its legal name, (ii) in the location of any office in which it maintains books or records relating to
Article 9 Collateral owned by it or any office or facility at which Article 9 Collateral owned by it is located (including the establishment of any new such office or facility), (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each Grantor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.

                  (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it in accordance with reasonably prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, and, at such time or times as the Collateral Agent may reasonably request, to prepare and deliver to the Collateral Agent a schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.

                  (c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01(a) of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer and the chief legal officer of the Borrower (i) setting forth the information required pursuant to Schedule 6 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.03(c) and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) of this Section 4.03(c) to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this
Section 4.03(c) shall identify in the format of Schedule III to this Agreement all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

                  (d) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the
Article 9 Collateral and the priority thereof against any Lien not expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

                  (e) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

                  Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Article 9 Collateral. Each Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Article 9 Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral.

                  (f) The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, at reasonable times and intervals during normal business hours upon reasonable advance notice to the respective Grantor, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.03 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. Subject to Section 9.12 of the Credit Agreement, the Collateral Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

                  (g) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(g) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

                  (h) If at any time any Grantor shall take a security interest in any property that has a value in excess of $1,000,000 of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent to the extent permitted by any contracts or arrangements to which such property is subject. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

                  (i) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

                  (j) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that
(i) Inventory may be sold in the ordinary course of business and (ii) unless and until the Collateral Agent shall notify the Grantors in writing that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral, the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document.

                  (k) None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with reasonably prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

                  (l) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in
Schedule IV hereto and Section 5.07 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.03(1), including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

                  (m) Each Grantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, its Chattel Paper and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Chattel Paper has been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

                  SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Article 9 Collateral:

                  (a) Instruments and Tangible Chattel paper. If any Grantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

                  (b) Deposit Accounts. For each deposit account that any Grantor at any time opens or maintains, such Grantor shall at the Collateral Agent's written request cause the depositary bank to agree to comply at any time with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of such Grantor or any other Person, pursuant to an agreement in form and substance satisfactory to the Collateral Agent. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such instructions, unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to (A) any deposit account for which any Grantor, the depositary bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Collateral Agent for the specific purpose set forth therein and (B) any deposit account for which the Collateral Agent is the depositary bank

                  (c) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire (i) any Certificated Securities of another Grantor or (ii) any Certificated Securities with a value in excess of $1,000,000 of any Person (other than another Grantor), in each case such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's written request, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's written request, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (A) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other investment property or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (B) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such investment property. The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing. The provisions of this paragraph (c) shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

                  (d) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any "transferable record", as that term is defined in
         Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing.

                  (e) Letter-of-credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the written request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit with the Collateral Agent agreeing that the proceeds of any drawing under such letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

                  (f) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $1,000,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

                  SECTION 4.05. Covenants regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to the extent commercially reasonable to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

                  (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.

                  (c) Each Grantor (either itself or through its licensees or its sublicensees) will, for each work covered by a Copyright material to the conduct of such Grantor's business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.

                  (d) Each Grantor shall notify the Collateral Agent immediately if it has actual knowledge that any Patent, Trademark or Copyright material to the conduct of such Grantor's business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any such Patent, Trademark or Copyright, its right to register the same or its right to keep and maintain the same.

                  (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent or for the registration of any Trademark or Copyright with the United States
Patent and Trademark Office, the United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent thereof, and, upon the request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

                  (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of such Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

                  (g) In the event that any Grantor has reason to believe that any Article 9 Collateral consisting of a material Patent, Trademark or Copyright has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.

                  (h) Upon and during the continuance of an Event of Default, each Grantor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each license consisting of a Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                   ARTICLE V

                                    Remedies
                                    --------

                  SECTION 5.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such
Article 9 Collateral by the applicable Grantors to the Collateral Agent (except to the extent an assignment, transfer or conveyance thereof would result in a loss of said Intellectual Property), or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the
Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale of Collateral the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Collateral Agent shall give the applicable Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any pubic or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this
Section 5.01, any Secured Party may bid for or purchase for cash, flee (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section
5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.


                  SECTION 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Administrative Agent and the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent or the

         Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in anyway for the misapplication thereof.

                  SECTION 5.03 Grant of License to Use Intellectual Property. Subject to any Licenses or other agreements with third parties that have been or may be entered into by any Grantor in the ordinary course of business, for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license for the term of this Agreement (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                  SECTION 5.04. Securities Act, etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, when exercising remedies on behalf of the Secured Parties after an Event of Default has occurred and is continuing, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

                  SECTION 5.05. Registration, etc. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Administrative Agent, the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 5.05 may be specifically enforced.

                                   ARTICLE VI

                    Indemnity, Subrogation and Subordination
                    ----------------------------------------

                  SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Subsidiary Loan Parties may have under applicable law (but subject to Section 6.03), the Borrower and Holdings, jointly and severally, agree that (a) in the event a payment shall be made by any Subsidiary Loan Party under this Agreement in respect of any Obligation, the Borrower and Holdings, jointly and severally, shall indemnify such Subsidiary Loan Party for the full amount of such payment and such Subsidiary Loan Party shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Subsidiary Loan Party shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an Obligation, the Borrower and Holdings, jointly and severally, shall indemnify such Subsidiary Loan Party in an amount equal to the greater of the book value or the fair market value of the assets so sold.

                  SECTION 6.02. Contribution and Subrogation. Each Subsidiary Loan Party (a "Contributing Guarantor") agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Subsidiary Loan Party hereunder in respect of any Obligation or assets of any other Subsidiary Loan Party shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party and such other Subsidiary Loan Party (the "Claiming

Guarantor") shall not have been fully indemnified by the Borrower and Holdings as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Subsidiary Loan Parties on the date hereof (or, in the case of any Subsidiary Loan Party becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Subsidiary Loan Party). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section
6.02 shall be subrogated to the rights of such Claiming Guarantor under Section
6.01 to the extent of such payment.

                  SECTION 6.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections
6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

                  (b) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

                  SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

                  SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement.

                  SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

                  SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

                  SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

                  SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its reasonable expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.

                  (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section
9.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

                  SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor, (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the

Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

                  SECTION 7.08. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  SECTION 7.09. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

                  SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OR THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

                  SECTION 7.11. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforeability without affecting the validity, legality and enforceability in such jurisdiction of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in
Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

                  SECTION 7.13. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 7.14 Jurisdiction; Consent to Service of Process. (a) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or Guarantor, or its properties, in the courts of any jurisdiction.

                  (b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 7.14. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 7.15. Additional Subsidiaries. Pursuant to Section
5.12 of the Credit Agreement, each Subsidiary of a Loan Party that was not in existence or not a Subsidiary on the date of the Credit Agreement and is not a Foreign Subsidiary is required to enter into this Agreement as a Subsidiary Party upon becoming such a Subsidiary. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

                  SECTION 7.16. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Subsidiary Party against any of and all the obligations of such Subsidiary Party now or hereafter existing under this Agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                          DEX MEDIA EAST, INC.,


                                          by Illegible
                                             -----------------------------------
                                             Name:
                                             Title:


                                          DEX MEDIA EAST LLC,


                                          by Illegible
                                             -----------------------------------
                                             Name:
                                             Title:


                                          EACH OF THE SUBSIDIARIES
                                          LISTED ON SCHEDULE I HERETO,

                                          by Illegible
                                             -----------------------------------
                                             Name:
                                             Title:


                                          JPMORGAN CHASE BANK, as
                                          Collateral Agent,


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                          DEX MEDIA EAST, INC.,


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                          DEX MEDIA EAST LLC,


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                          EACH OF THE SUBSIDIARIES
                                          LISTED ON SCHEDULE I HERETO,

                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                          JPMORGAN CHASE BANK, as
                                          Collateral Agent,


                                          by Illegible
                                             -----------------------------------
                                             Name: Thomas H. Kozlark
                                             Title: Vice President

                                                                      SCHEDULE I



                            SUBSIDIARY LOAN PARTIES
                            -----------------------

1. Dex Media East Finance Co.

2. LCI International, Inc.

                                                                  Schedule II to
                                                               the Guarantee and
                                                            Collateral Agreement

                                EQUITY INTERESTS


                                                    Number and
                  Number of        Registered        Class of           Percentage of
Issuer           Certificate          Owner       Equity Interest     of Equity Interest
------           -----------       ----------     ---------------     ------------------







                                DEBT SECURITIES

                 Principal
Issuer             Amount            Date of Note              Maturity Date
------             ------            ------------              -------------

                                                                    SCHEDULE III


                             INTELLECTUAL PROPERTY
                             ---------------------


TRADEMARKS:
----------

------------------------------------------------------------------------------------------------------------------
                                                               APP NO/
                                                               FILING     REG NO./   INTERNATIONAL
    ENTITY                    MARK                  COUNTRY     DATE      REG DATE       CLASS        STATUS
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     AWARENESS BUILDER PACKAGE          US     75/724826    2374066        35        REGISTERED
                                                               6/8/99      8/1/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     AWARENESS BUILDER PACKAGE          US     75/723862    2499445        42        REGISTERED
                                                               6/8/99      8/1/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     BUILD YOUR BUSINESS EVERY DAY      US     75/666063    2374066        35        REGISTERED
                                                               3/23/99     8/1/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     CHICAGO INSIDER                    US     78/178747                   16        PENDING
                                                              10/26/02
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     CHICAGO INSIDER                    US     78/178749                   35        PENDING
                                                              10/26/02
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     COMPLETE COVERAGE PACKAGE          US     75/723927    2407465        35        REGISTERED
                                                                6/8/99     11/21/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     COMPLETE COVERAGE PACKAGE          US     75/724793    2476801        42        REGISTERED
                                                                6/8/99     8/7/01
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     DALLAS INSIDER                     US     78/178744                   16        PENDING
                                                              10/26/02
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     DALLAS INSIDER                     US     78/178745                   35        PENDING
                                                              10/26/02
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     DESIGN (HAND W/POINTER FINGER)     US     75/931123    2429906        16        REGISTERED
                                                               2/29/00     2/20/01
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     DESIGN ONLY (phone)                US     75/733449    2333252        35        REGISTERED
                                                               6/15/99     3/21/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     DESIGN ONLY (phone)                US     75/728631    2333185        42        REGISTERED
                                                               6/15/99     3/21/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     DEX                                US     76/292825    2561784        16         REGISTERED
                                                               7/31/01     4/16/02
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     DEX                                CTM    002511350               16, 35, 38     PENDING
                                                              12/21/01
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     DEX                                MX     523385       738685         16        REGISTERED
                                                              12/13/01     3/20/02
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     DEX                                CA     1124800                    N/A        PENDING
                                                              12/11/01
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     EASY START PACKAGES                US     75/724182    2381083        35        REGISTERED
                                                               6/8/99      8/29/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     EASY START PACKAGES                US     75/723928    2408080        42        REGISTERED
                                                               6/8/99      11/28/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     EASY START THREE                   US     75/724988    2467037        42        REGISTERED
                                                               6/9/99      7/10/01
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     EASY START THREE                   US     75/724980    2382852        35        REGISTERED
                                                               6/9/99      9/5/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     EASY START TWO                     US     75/724986    2379194        35        REGISTERED
                                                               6/9/99      8/22/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     EASY START TWO                     US     75/722521    2412017        42        REGISTERED
                                                               6/9/99      12/12/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     EXPANDED COVERAGE                  US     75/724184    2489558        35        REGISTERED
                                                               6/8/99      9/11/01
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     EXPANDED COVERAGE PLUS             US     75/724221    2382851        35        REGISTERED
                                                               6/8/99      9/5/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     FAST FACTS                         US     76/367498                   35        PENDING
                                                               2/6/02
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     FULL COVERAGE PACKAGE              US     75/724794    2371864        42        REGISTERED
                                                               6/8/99      7/25/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     FULL COVERAGE PACKAGE              US     75/724827    2371865        35        REGISTERED
                                                               6/8/99      7/25/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     FULL COVERAGE PLUS                 US     75/723545    2382848        35        REGISTERED
                                                               6/8/99      9/5/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     FULL COVERAGE PLUS                 US     75/724181    2397394      38, 42      REGISTERED
                                                               6/8/99      10/24/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     INTERNET POINTER AND DESIGN        US     75/919994    2421393        35        REGISTERED
                                                               2/15/00     1/16/01
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     MY BUSINESS PARTNERS               US     78/110068                   38        PENDING
                                                               2/20/02
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     MY BUSINESS PARTNERS               US     78/117621                   35        PENDING
                                                               3/26/02
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     NET TRAFFIC BUILDER PACKAGE        US     75/723973    2371862        35        REGISTERED
                                                               6/8/99      7/25/00                  (SUPPLEMENTAL)
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     ONE-STEP SOLUTION                  US     75/722520    2329873        35        REGISTERED
                                                               6/9/99      3/14/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     ON-THE-GO                          US     75/862451    2475207        35        REGISTERED
                                                               12/2/99     8/7/01
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     ON-THE-GO                          US     75/862906    2400121        16        REGISTERED
                                                               12/2/99     10/31/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     REPEAT/REFERRAL BUSINESS           US     75/723627    2371861        35        REGISTERED
                    BUILDER PACKAGE                            6/8/99      7/25/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     REPEAT/REFERRAL BUSINESS           US     75/724220    2371863        42        REGISTERED
                    BUILDER PACKAGE                            6/8/99      7/25/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     THE ORIGINAL SEARCH ENGINE         US     76/022430                   35        SUSPENDED
                                                                4/7/00                                9/7/01
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     UP AND TO THE RIGHT                US     75/487637    2352608        16        REGISTERED
                                                               5/19/98     5/23/00
------------------------------------------------------------------------------------------------------------------
DEX MEDIA, INC.     UP AND TO THE RIGHT                US     75/869090    2400180        16        REGISTERED
                    AND DESIGN                                12/10/99     10/31/00
------------------------------------------------------------------------------------------------------------------

DOMAIN NAMES:
------------

--------------------------------------------------------------------------------
ENTITY                                 DOMAIN NAME
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        ASKMRDEX.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        DENVERDEX.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        DEX.BIZ
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        DEXDIRECTORY.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        DEXDIRECTORY.NET
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        DEXDIRECTORY.ORG
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        DEXINTERNET.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        DEXYELLOWPAGES.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        DEXYELLOWPAGES.NET
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        DEXYELLOWPAGES.ORG
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        DEXWEBONLINE.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        DIRECTORYSOURCE.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        FINDDEX.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        LISTPEOPLE.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        MYDENVERDEX.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        THELISTPEOPLE.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        YELLOWPAGEWEBBUILDER.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        YOURDIRECTORYEXPERT.ORG
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        DEXLIST.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        ADVERTISEWITHDEX.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        YOURDIRECTORYEXPERT.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        YOURDIRECTORYEXPERT.NET
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        THEDIRECTORYSOURCE.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        REQUESTMATCHNOW.COM
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        MYBUSINESSPARTNERS.BIZ
--------------------------------------------------------------------------------
DEX MEDIA, INC.                        RECCOMENDATION.BIZ
--------------------------------------------------------------------------------

PATENTS:
-------

------------------------------------------------------------------------------
                            FILING
ENTITY COUNTRY  APPL. NO.    DATE      PATENT NO.   ISSUE DATE    TITLE
------------------------------------------------------------------------------
DEX      US    08/699,261  8/19/1996   [pending         --      System and
MEDIA,                                 application]             Method for
INC.                                                            Annotating
                                                                Electronic
                                                                Documents
------------------------------------------------------------------------------
DEX      US    08/998,309  12/24/1997  [pending         --      Method for
MEDIA,                                 application]             Automated Sales
INC.                                                            Support
                                                                Processing With
                                                                Internet Input
-------------------------------------------------------------------------------
DEX      US    09/000,827  12/30/1997  5,991,770     11/23/1999 Method for
MEDIA,                                                          Automatically
INC.                                                            Generating
                                                                Internet Ready
                                                                GIFs From
                                                                Selected Data
                                                                File
-------------------------------------------------------------------------------
DEX      US    09/471,836  12/23/1999  [pending         --      System and
MEDIA,                                 application]             Method for
INC.                                                            Demonstration of
                                                                Dynamic Web
                                                                Sites With
                                                                Integrated
                                                                Database
                                                                Without
                                                                Connecting to a
                                                                Network
-------------------------------------------------------------------------------
DEX      US    09/476,597  12/31/1999  [pending         --      Database
MEDIA,                                 application]             Reconciliation
INC.                                                            Method and
                                                                System
-------------------------------------------------------------------------------
DEX      US    075083      8/1/1997    D 399,246     10/6/1998  The Ornamental
MEDIA,                                                          Design for a
INC.                                                            Font of Type
-------------------------------------------------------------------------------

COPYRIGHTS:
----------

                                                                            DATE
                                               DATE OF                    COPYRIGHT
                                                FIRST      COPYRIGHT       NUMBER
ENTITY               TITLE                       PUB.      # GRANTED       GRANTED
-----------------------------------------------------------------------------------
DEX MEDIA, INC.     Aberdeen                    09/12/00   TX5-191-444    09/15/00
DEX MEDIA, INC.     Alamosa                     06/21/00   TX5-187-984    10/10/00
DEX MEDIA, INC.     Ames                        11/15/00   TX5-223-414    11/20/00
DEX MEDIA, INC.     Aspen                       10/05/00   TX5-240-935    01/02/01
DEX MEDIA, INC.     Bemidji                     07/26/00   TX5-155-340    08/02/00
DEX MEDIA, INC.     Bismarck                    12/06/00   TX5-246-090    12/18/00
DEX MEDIA, INC.     Boone                       11/16/00   TX5-216-047    11/20/00
DEX MEDIA, INC.     Boulder                     12/05/00   TX5-249-474    01/30/01
DEX MEDIA, INC.     Brighton                    12/05/00   TX5-249-201    01/30/01
DEX MEDIA, INC.     Buffalo                     11/10/00   TX5-210-821    11/13/00
DEX MEDIA, INC.     Canon City                  05/10/00   TX5-175-270    09/15/00
DEX MEDIA, INC.     Castle Rock                 12/07/00   TX5-249-202    01/30/01
DEX MEDIA, INC.     Cedar Rapids                04/12/00   TX5-188-021    04/12/00
DEX MEDIA, INC.     Chisholm-Hibbing            09/13/00   TX5-195-220    09/25/00
DEX MEDIA, INC.     Colorado Springs            12/29/00   TX5-249-280    01/30/01
DEX MEDIA, INC.     Craig                       08/16/00   TX5-210-075    10/26/00
DEX MEDIA, INC.     Denver A-Z YP               11/01/00   TX5-237-126    01/12/01
DEX MEDIA, INC.     Denver-Arvada               05/24/00   TX5-185-589    09/21/00
DEX MEDIA, INC.     Denver-Aurora               05/24/00   TX5-185-616    09/27/00
DEX MEDIA, INC.     Denver-Central              05/24/00   TX5-185-617    09/21/00
DEX MEDIA, INC.     Denner-Englewood            05/24/00   TX5-185-590    09/21/00
DEX MEDIA, INC.     Denver-Lakewood             05/24/00   TX5-185-618    09/27/00
DEX MEDIA, INC.     Denver-Northglenn           05/24/00   TX5-185-619    09/21/00
DEX MEDIA, INC.     Denver-So Jeffco            05/24/00   TX5-185-615    09/21/00
DEX MEDIA, INC.     Durango                     05/10/00   TX5-185-517    09/15/00
DEX MEDIA, INC.     East Central Minn           04/21/00   TX5-117-295    04/28/00
DEX MEDIA, INC.     Estes Park                  06/01/00   TX5-188-022    10/10/01
DEX MEDIA, INC.     Evergreen                   12/05/00   TX5-249-203    01/30/01
DEX MEDIA, INC.     Fergus Falls                09/08/00   TX5-190-654    09/13/00
DEX MEDIA, INC.     Fremont                     07/26/00   TX5-206-674    10/16/00
DEX MEDIA, INC.     Glacial Lakes               12/06/00   TX5-258-188    12/18/00
DEX MEDIA, INC.     Grand County (Granby)       10/05/00   TX5-237-119    01/12/01
DEX MEDIA, INC.     Grand Forks                 08/22/00   TX5-176-610    08/29/00
DEX MEDIA, INC.     Grand Rapids                08/23/00   TX5-183-703    08/28/00
DEX MEDIA, INC.     Greeley                     09/07/00   TX5-210-076    10/26/00
DEX MEDIA, INC.     Gunnison                    11/02/00   TX5-237-121    01/12/01
DEX MEDIA, INC.     La Junta                    06/09/00   TX5-190-857    09/27/00
DEX MEDIA, INC.     Lamar                       06/02/00   TX5-190-858    09/27/00
DEX MEDIA, INC.     Norfolk                     08/09/00   TX5-181-002    08/15/00
DEX MEDIA, INC.     North Platte                10/04/00   TX5-204-277    10/11/00
DEX MEDIA, INC.     Northeast CO (Sterling)     06/26/00   TX5-187-986    10/10/00


DEX MEDIA, INC.     O'Neill                     10/13/00   TX5-194-345    10/19/00
DEX MEDIA, INC.     Owatonna-Faribualt          10/18/00   TX5-210-079    10/24/00
DEX MEDIA, INC.     Pueblo                      04/27/00   TX5-175-277    09/15/00
DEX MEDIA, INC.     Quad Cities                 10/24/00   TX5-210-828    11/02/00
DEX MEDIA, INC.     Salida                      05/24/00   TX5-185-679    09/27/00
DEX MEDIA, INC.     Shenandoah                  11/16/00   TX5-223-417    11/20/00
DEX MEDIA, INC.     Sidney                      08/03/00   TX5-160-104    08/08/00
DEX MEDIA, INC.     Sioux City                  10/11/00   TX5-204-278    10/11/00
DEX MEDIA, INC.     Sioux Falls                 08/15/00   TX5-151-677    08/21/00
DEX MEDIA, INC.     Siouxland North             10/11/00   TX5-296-204    10/18/00
DEX MEDIA, INC.     Siouxland South             10/11/00   TX5-194-344    10/18/00
DEX MEDIA, INC.     South of the River Suburb   10/18/00   TX5-208-517    10/24/00
DEX MEDIA, INC.     Trinidad                    05/04/00   TX5-175-269    09/15/00
DEX MEDIA, INC.     Twin Cities on the Go       08/22/00   TX5-176-426    08/30/00
DEX MEDIA, INC.     Vail-Leadville              11/16/00   TX5-240-936    01/12/01
DEX MEDIA, INC.     Virginia                    10/18/00   TX5-210-078    10/12/00
DEX MEDIA, INC.     Wahpeton                    09/06/00   TX5-190-652    09/11/00
DEX MEDIA, INC.     Walsenburg                  06/05/00   TX5-240-865    01/12/01
DEX MEDIA, INC.     Winona                      11/01/00   TX5-210-820    11/06/00
DEX MEDIA, INC.     Yankton                     11/08/00   TX5-218-482    11/16/00
DEX MEDIA, INC.     Albuquerque West            12/08/00   TX5-243-474    01/18/01
DEX MEDIA, INC.     Albuquerque YP              12/06/00   TX5-243-479    01/16/01
DEX MEDIA, INC.     Artesia                     06/23/00   TX5-185-613    09/27/00
DEX MEDIA, INC.     Belen                       06/01/00   TX5-190-856    09/27/00
DEX MEDIA, INC.     Las Vegas                   09/06/00   TX5-210-069    10/26/00
DEX MEDIA, INC.     Santa Fe                    06/07/00   TX5-187-983    10/10/00
DEX MEDIA, INC.     Silver City                 10/18/00   TX5-241-020    01/12/01
DEX MEDIA, INC.     Taos                        07/21/00   TX5-190-855    09/27/00
DEX MEDIA, INC.     Tucumcari                   10/13/00   TX5-240-864    01/12/01
DEX MEDIA, INC.     Aberdeen                    09/11/01   TX5-421-972    10/11/01
DEX MEDIA, INC.     Alamosa                     06/20/01   TX5-349-086    07/18/01
DEX MEDIA, INC.     Albert Lea-Austin           06/19/01   TX5-349-084    07/18/01
DEX MEDIA, INC.     Algona                      04/05/01   TX5-306-198    04/13/01
DEX MEDIA, INC.     Alliance                    02/14/01   TX5-283-063    03/22/01
DEX MEDIA, INC.     Ames                        11/14/01   TX5-465-728    12/16/01
DEX MEDIA, INC.     Aspen                       10/18/01   TX5-450-760    11/13/01
DEX MEDIA, INC.     Atlantic                    02/16/01   TX5-290-850    03/22/01
DEX MEDIA, INC.     Barnum                      06/05/01   TX5-348-021    06/12/01
DEX MEDIA, INC.     Bemidji                     07/25/01   TX5-388-565    10/01/01
DEX MEDIA, INC.     Bismarck                    12/05/01   TX5-460-539    12/13/01
DEX MEDIA, INC.     Boone                       11/15/01   TX5-468-634    12/16/01
DEX MEDIA, INC.     Boulder                     12/27/01   TX5-472-716    01/23/02
DEX MEDIA, INC.     Brainerd                    06/20/01   TX5-359-802    07/18/01
DEX MEDIA, INC.     Brighton                    12/05/01   TX5-462-184    12/16/01
DEX MEDIA, INC.     Buffalo                     11/09/01   TX5-460-537    12/13/01
DEX MEDIA, INC.     Burlington                  01/04/01   TX5-290-851    03/22/01
DEX MEDIA, INC.     Canon City                  05/10/01   TX5-347-426    06/19/01

DEX MEDIA, INC.     Carroll                     01/12/01   TX5-290-795    03/22/01
DEX MEDIA, INC.     Castle Rock                 12/06/01   TX5-471-451    01/23/02
DEX MEDIA, INC.     Cedar Rapids                03/30/01   TX5-306-202    04/13/01
DEX MEDIA, INC.     Chisholm-Hibbing            09/12/01   TX5-421-967    10/11/01
DEX MEDIA, INC.     Clinton-Maquoketa           04/27/01   TX5-314-513    05/15/01
DEX MEDIA, INC.     Colorado Springs            12/28/01   TX5-501-021    01/23/02
DEX MEDIA, INC.     Council Bluffs              06/19/01   TX5-364-975    07/18/01
DEX MEDIA, INC.     Craig                       08/16/01   TX5-421-963    10/11/01
DEX MEDIA, INC.     Decorah                     01/25/01   TX5-290-873    03/22/01
DEX MEDIA, INC.     Denver A-Z YP               11/01/01   TX5-445-274    11/13/01
DEX MEDIA, INC.     Denver-Arvada               05/23/01   TX5-347-568    06/19/01
DEX MEDIA, INC.     Denver-Aurora               05/23/01   TX5-347-567    06/19/01
DEX MEDIA, INC.     Denver-Central              05/23/01   TX5-337-727    06/19/01
DEX MEDIA, INC.     Denver-Englewood            05/23/01   TX5-337-728    06/19/01
DEX MEDIA, INC.     Denver-Lakewood             05/23/01   TX5-338-051    06/19/01
DEX MEDIA, INC.     Denver-Northglenn           05/23/01   TX5-375-579    06/19/01
DEX MEDIA, INC.     Denver-So Jeffco            05/23/01   TX5-375-578    06/19/01
DEX MEDIA, INC.     Des Moines                  11/01/01   TX5-445-275    11/13/01
DEX MEDIA, INC.     Detroit Lakes               05/17/01   TX5-350-444    06/12/01
DEX MEDIA, INC.     Dickinson                   02/16/01   TX5-290-870    03/22/01
DEX MEDIA, INC.     Dubuque                     09/05/01   TX5-421-961    10/11/01
DEX MEDIA, INC.     Durango                     05/09/01   TX5-337-729    06/19/01
DEX MEDIA, INC.     East Central Minn           04/20/01   TX5-314-568    05/15/01
DEX MEDIA, INC.     Estes Park                  06/07/01   TX5-347-710    06/19/01
DEX MEDIA, INC.     Evergreen                   12/05/01   TX5-465-725    12/16/01
DEX MEDIA, INC.     Fargo-Moorhead              03/21/01   TX5-304-663    04/19/01
DEX MEDIA, INC.     Farmington                  02/21/01   TX5-290-793    03/22/01
DEX MEDIA, INC.     Fergus Falls                09/07/01   TX5-421-970    10/11/01
DEX MEDIA, INC.     Forest Lake                 07/11/01   TX5-359-806    07/18/01
DEX MEDIA, INC.     Fort Collins                12/18/01   TX5-472-728    01/23/02
DEX MEDIA, INC.     Fort Madison                02/02/01   TX5-290-792    03/22/01
DEX MEDIA, INC.     Fremont                     07/25/01   TX5-342-610    08/16/01
DEX MEDIA, INC.     Gallup                      03/07/01   TX5-290-885    03/14/01
DEX MEDIA, INC.     Glacial Lakes               12/05/01   TX5-471-678    12/13/01
DEX MEDIA, INC.     Glenwood                    06/05/01   TX5-351-947    06/12/01
DEX MEDIA, INC.     Grafton                     04/06/01   TX5-306-200    04/13/01
DEX MEDIA, INC.     Grand Country (Granby)      10/04/01   TX5-421-962    10/11/01
DEX MEDIA, INC.     Grand Forks                 08/21/01   TX5-421-965    10/11/01
DEX MEDIA, INC.     Grand Island                07/11/01   TX5-349-088    07/18/01
DEX MEDIA, INC.     Grand Junction              04/11/01   TXT-351-945    06/12/01
DEX MEDIA, INC.     Grand Rapids                08/22/01   TX5-421-969    10/11/01
DEX MEDIA, INC.     Greeley                     09/05/01   TX5-421-971    10/11/01
DEX MEDIA, INC.     Gunnison                    11/01/01   TX5-441-195    11/13/01
DEX MEDIA, INC.     Idaho Springs               03/01/01   TX5-351-948    06/12/01
DEX MEDIA, INC.     Iowa City                   11/27/01   TX5-460-535    12/13/01
DEX MEDIA, INC.     Iowa Falls                  04/02/01   TX5-306-201    04/13/01
DEX MEDIA, INC.     Iowa Great Lakes            05/23/01   TX5-350-442    06/12/01
DEX MEDIA, INC.     Jackson-Windom              02/01/01   TX5-290-915    03/22/01

DEX MEDIA, INC.     La Junta                    06/11/01   TX5-342-607    10/01/01
DEX MEDIA, INC.     Lake Minnetonka             02/08/01   TX5-285-936    03/22/01
DEX MEDIA, INC.     Lamar                       06/04/01   TX5-337-763    06/19/01
DEX MEDIA, INC.     Le Sueur-St Peter           06/21/01   TX5-349-087    07/18/01
DEX MEDIA, INC.     Limon-Burlington            02/08/01   TX5-290-908    03/22/01
DEX MEDIA, INC.     Lit-Mont-Willmar            04/11/01   TX5-314-514    05/15/01
DEX MEDIA, INC.     Little Falls                02/01/01   5X5-285-955    03/22/01
DEX MEDIA, INC.     Longmont                    04/11/01   TX5-351-943    06/12/01
DEX MEDIA, INC.     Loveland                    02/14/01   TX5-285-958    03/22/01
DEX MEDIA, INC.     Marshalltown                05/23/01   TX5-348-019    06/12/01
DEX MEDIA, INC.     Mason City                  06/13/01   TX5-360-143    07/18/01
DEX MEDIA, INC.     Minneapolis YP A-Z          01/17/01   TX5-286-317    03/22/01
DEX MEDIA, INC.     Minnesota Northwest         04/19/01   TX5-284-615    05/15/01
DEX MEDIA, INC.     Minnesota SW                12/04/01   TX5-460-538    12/13/01
DEX MEDIA, INC.     Montrose-Delta              04/11/01   TX5-348-020    06/12/01
DEX MEDIA, INC.     Morris                      06/18/01   TX5-392-782    10/01/01
DEX MEDIA, INC.     Muscatine                   04/26/01   TX5-314-512    05/15/01
DEX MEDIA, INC.     No. Dakota So. Central      06/27/01   TX5-359-805    07/18/01
DEX MEDIA, INC.     Norfolk                     08/08/01   TX5-421-964    10/11/01
DEX MEDIA, INC.     North Platte                10/03/01   TX5-421-968    10/11/01
DEX MEDIA, INC.     Northeast CO (Sterling)     06/28/01   TX5-349-085    07/18/01
DEX MEDIA, INC.     Northern Hills              05/02/01   TX5-336-610    05/16/01
DEX MEDIA, INC.     NW Suburban Area            02/08/01   TX5-285-134    03/22/01
DEX MEDIA, INC.     O'Neill                     10/12/01   TX5-441-157    11/13/01
DEX MEDIA, INC.     Omaha SSW. Sub              05/09/01   TX5-336-607    05/16/01
DEX MEDIA, INC.     Omaha YP                    05/09/01   TX5-340-087    05/16/01
DEX MEDIA, INC.     Ottumwa/Oskaloosa           05/02/01   TX5-336-608    05/16/01
DEX MEDIA, INC.     Owatonna-Fairbault          10/17/01   TX5-450-757    11/13/01
DEX MEDIA, INC.     Park Rapids (Wadena)        07/19/01   TX5-342-608    08/16/01
DEX MEDIA, INC.     Pueblo                      04/25/01   TX5-351-944    06/12/01
DEX MEDIA, INC.     Quad Cities                 10/23/01   TX5-450-516    11/13/01
DEX MEDIA, INC.     Rapid City                  05/02/01   TX5-284-617    05/15/01
DEX MEDIA, INC.     Red Wing                    04/20/01   TX5-314-569    05/15/01
DEX MEDIA, INC.     Rochester                   03/14/01   TX5-285-953    03/22/01
DEX MEDIA, INC.     Roswell                     03/30/01   TX5-360-068    04/10/01
DEX MEDIA, INC.     Salida                      05/24/01   TX5-375-572    06/19/01
DEX MEDIA, INC.     Santa Fe                    06/06/01   TX5-334-874    06/13/01
DEX MEDIA, INC.     Sauk Centre                 06/12/01   TX5-337-788    06/19/01
DEX MEDIA, INC.     SD So. Central (Mitchell)   03/27/01   TX5-306-203    04/13/01
DEX MEDIA, INC.     SE St. Paul Suburbs         07/11/01   TX5-359-801    07/18/01
DEX MEDIA, INC.     Shenandoah                  11/15/01   TX5-460-536    12/13/01
DEX MEDIA, INC.     Sidney                      08/02/01   TX5-342-609    10/16/01
DEX MEDIA, INC.     Silver City                 10/31/01   TX5-437-519    11/08/01
DEX MEDIA, INC.     Sioux City                  10/10/01   TX5-450-756    11/13/01
DEX MEDIA, INC.     Sioux Falls                 08/09/01   TX5-422-488    10/11/01
DEX MEDIA, INC.     Siouxland North             10/10/01   TX5-441-158    11/13/01
DEX MEDIA, INC.     Siouxland South             10/10/01   TX5-460-534    11/13/01
DEX MEDIA, INC.     South of the River Surburb  10/17/01   TX5-441-156    11/13/01

DEX MEDIA, INC.     St Cloud                    02/15/01   TX5-290-551    03/22/01
DEX MEDIA, INC.     St Croix Valley             07/11/01   TX5-359-804    07/18/01
DEX MEDIA, INC.     St Paul YP                  07/11/01   TX5-407-437    10/01/01
DEX MEDIA, INC.     Storm Lake                  04/06/01   TX5-306-199    04/13/01
DEX MEDIA, INC.     SW Sub Area (Shakopee)      02/13/01   TX5-285-935    03/22/01
DEX MEDIA, INC.     Trinidad                    05/04/01   TX5-337-787    06/19/01
DEX MEDIA, INC.     Twin Cities on the Go       08/15/01   TX5-421-960    10/11/01
DEX MEDIA, INC.     Twin Ports                  06/05/01   TX5-351-946    06/12/01
DEX MEDIA, INC.     Vail-Leadville              11/15/01   TX5-468-633    12/16/01
DEX MEDIA, INC.     Virginia                    10/17/01   TX5-450-758    11/13/01
DEX MEDIA, INC.     Wahpeton                    09/05/01   TX5-421-966    10/11/01
DEX MEDIA, INC.     Walsenburg                  06/07/01   TX5-375-573    06/19/01
DEX MEDIA, INC.     Waterloo                    06/21/01   TX5-360-134    07/18/01
DEX MEDIA, INC.     Webster City                12/07/01   TX5-471-677    12/31/01
DEX MEDIA, INC.     Western Suburbs             05/09/01   TX5-336-609    05/16/01
DEX MEDIA, INC.     White Bear                  07/11/01   TX5-342-612    10/01/01
DEX MEDIA, INC.     Williston                   04/17/01   TX5-284-616    05/15/01
DEX MEDIA, INC.     Winona                      11/01/01   TX5-450-759    11/13/01
DEX MEDIA, INC.     Yankton                     11/07/01   TX5-445-271    11/13/01
DEX MEDIA, INC.     Alamogordo                  04/11/01   TX5-323-066    04/27/01
DEX MEDIA, INC.     Albuquerque West            12/14/01   TX5-462-489    12/28/01
DEX MEDIA, INC.     Albuquerque YP              12/14/01   TX5-465-958    01/02/02
DEX MEDIA, INC.     Artesia                     06/05/01   TX5-360-104    07/05/01
DEX MEDIA, INC.     Belen                       06/06/01   TX5-334-869    06/16/01
DEX MEDIA, INC.     Clovis                      03/30/01   TX5-360-067    04/10/01
DEX MEDIA, INC.     El Paso West                09/28/01   TX5-388-568    10/12/01
DEX MEDIA, INC.     Las Cruces                  03/01/01   TX5-284-103    03/14/01
DEX MEDIA, INC.     Las Vegas                   09/06/01   TX5-205-149    09/14/01
DEX MEDIA, INC.     Socorro                     04/03/01   TX5-314-839    04/10/01
DEX MEDIA, INC.     Taos                        07/19/01   TX5-387-220    08/20/01
DEX MEDIA, INC.     Tucumcari                   10/15/01   TX5-468-862    10/25/01
DEX MEDIA, INC.     Alamosa                     06/19/02
DEX MEDIA, INC.     Albert Lea-Austin           06/18/02
DEX MEDIA, INC.     Algona                      04/04/02   TX5-529-674    05/14/02
DEX MEDIA, INC.     Alliance                    02/13/02   TX5-503-028    02/27/02
DEX MEDIA, INC.     Atlantic                    02/15/02   TX5-503-026    02/27/02
DEX MEDIA, INC.     Barnum                      06/04/02
DEX MEDIA, INC.     Bemidji                     07/24/02
DEX MEDIA, INC.     Brainerd                    06/19/02
DEX MEDIA, INC.     Burlington                  01/03/02   TX5-472-730    01/23/02
DEX MEDIA, INC.     Canon City                  05/09/02   TX5-529-631    05/14/02
DEX MEDIA, INC.     Carroll                     01/15/02   TX5-471-198    01/23/02
DEX MEDIA, INC.     Casper                      07/17/02
DEX MEDIA, INC.     Cedar Rapids                03/27/02   TX5-529-669    05/14/02
DEX MEDIA, INC.     Clinton-Maquoketa           04/25/02   TX5-524-896    05/14/02
DEX MEDIA, INC.     Council Bluffs              06/18/02
DEX MEDIA, INC.     Decorah                     01/24/02   TX5-503-029    02/27/02
DEX MEDIA, INC.     Denver-Arvada               06/19/02


DEX MEDIA, INC.     Denver-Aurora               06/19/02
DEX MEDIA, INC.     Denver-Englewood            06/19/02
DEX MEDIA, INC.     Denver-Lakewood             06/19/02
DEX MEDIA, INC.     Denver-Northglenn           06/19/02
DEX MEDIA, INC.     Denver-So Jeffco            06/19/02
DEX MEDIA, INC.     Detroit Lakes               05/16/02
DEX MEDIA, INC.     Dickinson                   02/15/02   TX5-503-027    02/27/02
DEX MEDIA, INC.     Durango                     05/08/02   TX5-529-673    05/14/02
DEX MEDIA, INC.     East Central Minn           04/19/02   TX5-529-678    05/14/02
DEX MEDIA, INC.     Estes park                  06/06/02
DEX MEDIA, INC.     Fargo-Moorhead              03/20/02   TX5-524-898    05/14/02
DEX MEDIA, INC.     Farmington                  02/20/02   TX5-503-030    02/27/02
DEX MEDIA, INC.     Fort Madison                02/05/02   TX5-503-032    02/27/02
DEX MEDIA, INC.     Fremont                     07/24/02
DEX MEDIA, INC.     Glenwood                    06/04/02
DEX MEDIA, INC.     Grafton                     04/05/02   TX5-524-897    05/14/02
DEX MEDIA, INC.     Grand Island                07/10/02
DEX MEDIA, INC.     Grand Junction              04/10/02   TX5-524-890    05/14/02
DEX MEDIA, INC.     Idaho Springs               03/01/02   TX5-529-630    05/14/02
DEX MEDIA, INC.     Iowa Falls                  04/01/02   TX5-524-895    05/14/02
DEX MEDIA, INC.     La Junta                    06/10/02
DEX MEDIA, INC.     Lake Minnetonka             02/13/02   TX5-482-677    02/27/02
DEX MEDIA, INC.     Lamar                       06/03/02
DEX MEDIA, INC.     Le Sueur-St Peter           06/20/02
DEX MEDIA, INC.     Limon-Burlington            02/07/02   TX5-482-673    02/27/02
DEX MEDIA, INC.     Lit-Mont-Willmar            04/10/02   TX5-529-670    05/14/02
DEX MEDIA, INC.     Little Falls                02/01/02   TX5-503-025    02/27/02
DEX MEDIA, INC.     Longmont                    04/10/02   TX5-529-686    05/14/02
DEX MEDIA, INC.     Loveland                    02/13/02   TX5-503-031    02/27/02
DEX MEDIA, INC.     Marshalltown                05/22/02
DEX MEDIA, INC.     Mason City                  06/12/02
DEX MEDIA, INC.     Minneapolis YP A-Z          02/13/02   TX5-503-141    02/27/02
DEX MEDIA, INC.     Minnesota Northwest         04/18/02   TX5-529-676    05/14/02
DEX MEDIA, INC.     Montrose-Delta              04/11/02   TX5-529-668    05/14/02
DEX MEDIA, INC.     Morris                      06/17/02
DEX MEDIA, INC.     Muscatine                   04/24/02   TX5-524-894    05/14/02
DEX MEDIA, INC.     No. Dakota So. Central      06/26/02
DEX MEDIA, INC.     Northeast CO (Sterling)     06/27/02
DEX MEDIA, INC.     Northern Hills              06/05/02
DEX MEDIA, INC.     NW Suburban Area            02/13/02   TX5-482-676    02/27/02
DEX MEDIA, INC.     Omaha SSW. Sub              06/05/02
DEX MEDIA, INC.     Omaha YP                    06/05/02
DEX MEDIA, INC.     Ottumwa/Oskaloosa           05/01/02   TX5-524-889    05/14/02
DEX MEDIA, INC.     Park Rapids (Wadena)        07/18/02
DEX MEDIA, INC.     Pueblo                      04/24/02   TX5-529-687    05/14/02
DEX MEDIA, INC.     Rapid City                  06/05/02
DEX MEDIA, INC.     Red Wing                    04/19/02   TX5-529-677    05/14/02
DEX MEDIA, INC.     Rochester                   03/13/02   TX5-529-672    05/14/02



DEX MEDIA, INC.     Salida                      05/23/02
DEX MEDIA, INC.     Sauk Centre                 06/11/02
DEX MEDIA, INC.     SD So. Central (Mitchell)   03/27/02   TX5-529-667    05/14/02
DEX MEDIA, INC.     St Cloud                    02/13/02   TX5-503-033    02/27/02
DEX MEDIA, INC.     Storm Lake                  04/05/02   TX5-529-671    05/14/02
DEX MEDIA, INC.     SW Sub Area (Shakopee)      02/13/02   TX5-482-674    02/27/02
DEX MEDIA, INC.     Trinidad                    05/03/02   TX5-524-893    05/14/02
DEX MEDIA, INC.     Twin Ports                  06/05/02
DEX MEDIA, INC.     Walsenburg                  06/06/02
DEX MEDIA, INC.     Waterloo                    06/19/02
DEX MEDIA, INC.     Western Suburbs             05/08/02   TX5-524-892    05/14/02
DEX MEDIA, INC.     Williston                   04/16/02   TX5-529-679    05/14/02
DEX MEDIA, INC.     Alamogordo                  04/10/02   TX5-529-617    05/01/02
DEX MEDIA, INC.     Artesia                     06/24/02   TX5-555-416    07/09/02
DEX MEDIA, INC.     Belen                       06/05/02   TX5-544-659    06/12/02
DEX MEDIA, INC.     Clovis                      03/28/02   TX5-510-181    04/04/02
DEX MEDIA, INC.     Gallup                      03/13/01   TX5-487-939    03/13/02
DEX MEDIA, INC.     Las Cruces                  03/01/02   TX5-487-943    03/13/02
DEX MEDIA, INC.     Roswell                     03/28/02   TX5-510-173    04/04/02
DEX MEDIA, INC.     Santa Fe                    06/05/02   TX5-544-644    06/12/02
DEX MEDIA, INC.     Socorro                     04/04/02   TX5-520-305    05/01/02
DEX MEDIA, INC.     Taos                        08/02/02   TX5-578-451    07/18/02


                                                                     SCHEDULE IV
                                                                TO GUARANTEE AND
                                                            COLLATERAL AGREEMENT

                             INSURANCE REQUIREMENTS
                             ----------------------

                  (a) Holdings and the Borrower will, and will cause each Subsidiary Party to, maintain (or cause to be maintained on its behalf) with financially sound and reputable insurance companies:

                           (i) fire, boiler and machinery, and extended coverage
                  insurance, on a replacement cost basis, with respect to all personal property and improvements to real property (in each case constituting Collateral), in such amounts as are customarily maintained by companies in the same or similar business operating in the same or similar locations;

                           (ii) commercial general liability insurance against
                  claims for bodily injury, death or property damage occurring upon, about or in connection with the use of any properties owned, occupied or controlled by it, providing coverage on an occurrence basis with a combined single limit of not less than $[ ] and including the broad form CGL endorsement;

                           (iii) business interruption insurance, insuring
                  against loss of gross earnings for a period of not less than 12 months arising from any risks or occurrences required to be covered by insurance pursuant to clause (i) above; and

                           (iv) such other insurance as may be required by law.

Deductibles or self-insured retention shall not exceed $[ ] for fire, boiler and machinery and extended coverage policies, $[ ] for commercial general liability policies or [ ] days for business interruption policies.

                  (b) Fire, boiler and machinery and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a lenders' loss payable clause in favor of the Collateral Agent and providing for losses thereunder to be payable to the Collateral Agent or its designee, (ii) a provision to the effect that neither any Loan Party, the Collateral Agent nor any other party shall be a coiusurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as loss payee. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral

Agent. The Borrower shall deliver to the Collateral Agent, prior to the cancellation, modification ornonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence reasonably satisfactory to the Collateral Agent of payment of the premium therefor.

                                                                       EXHIBIT I
                                                                TO GUARANTEE AND
                                                            COLLATERAL AGREEMENT

                                    SUPPLEMENT NO. __ dated as of [ ], 200_, to
                           the Guarantee and Collateral Agreement (this
                           "Supplement") dated as of November 8, 2002 (the "Guarantee and Collateral Agreement"), among DEX MEDIA EAST, INC., a Delaware corporation ("Holdings"), DEX MEDIA EAST LLC, a Delaware limited liability company (the "Borrower"), each other Subsidiary of Holdings identified herein (each such Subsidiary individually a "Subsidiary Party" and collectively, the "Subsidiary Loan Parties") and JPMORGAN CHASE BANK, a New York banking corporation ("JPMCB"), as Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined below).

                  A. Reference is made to the Credit Agreement dated as of November 8, 2002 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Dex Media, Inc., Holdings, the Borrower, the Lenders from time to time party thereto (the "Lenders") and JPMCB, as Administrative Agent and Collateral Agent.

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee and Collateral Agreement referred to therein.

                  C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of Collateral Agreement provides that additional Subsidiaries may become Subsidiary Loan Parties under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

                  SECTION 1. In accordance with Section 7.15 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party, a Grantor and a Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party, a Grantor and a Guarantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Subsidiary Party, Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary's right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a "Subsidiary Party", a "Grantor" or a "Guarantor" in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Article 9 Collateral of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Securities of the New Subsidiary and (c) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

                  SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

                  SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability in such jurisdiction of the remaining provisions hereof and of the Guarantee and Collateral Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement.

                  SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

                  IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.


                                        [Name Of New Subsidiary],

                                            by
                                               ---------------------------------
                                               Name:
                                               Title:

                                        Exact Legal Name:
                                        Type of Entity:
                                        Jurisdiction of Formation:
                                        Organizational Number, if any, from
                                        Jurisdiction of Formation:
                                        Location of Chief Executive Office:


                                        JPMORGAN CHASE BANK, as
                                        Collateral Agent,

                                            by
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                      SCHEDULE I
                                                    TO SUPPLEMENT NO. ___ TO THE
                                                                   GUARANTEE AND
                                                            COLLATERAL AGREEMENT

                        LOCATION OF ARTICLE 9 COLLATERAL

Description                                 Location
-----------                                 --------

                                                                  SCHEDULE II TO
                                                              SUPPLEMENT NO. ___
                                                            TO THE GUARANTEE AND
                                                            COLLATERAL AGREEMENT

                    PLEDGED SECURITIES OF THE NEW SUBSIDIARY
                    ----------------------------------------

                                EQUITY INTERESTS

                                                 NUMBER AND
              NUMBER OF       REGISTERED          CLASS OF             PERCENTAGE OF
ISSUER       CERTIFICATE         OWNER         EQUITY INTERESTS      EQUITY INTERESTS
------       -----------      ----------       ----------------      ----------------


                                 DEBT SECURITIES


             PRINCIPAL
ISSUER         AMOUNT          DATE OF NOTE             MATURITY DATE
------       ----------        ------------             -------------


                                 OTHER PROPERTY

                                                                   EXHIBIT II TO
                                                                   GUARANTEE AND
                                                            COLLATERAL AGREEMENT

                                    [FORM OF]
                             PERFECTION CERTIFICATE

                  Reference is made to the Credit Agreement dated as of November 8, 2002 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among DEX MEDIA, INC., a Delaware corporation ("Parent"), DEX MEDIA EAST, INC., a Delaware corporation ("Holdings"), DEX MEDIA EAST LLC, a Delaware limited liability company that is a wholly owned subsidiary of Holdings (the "Borrower"), the lenders from time to time party thereto (the "Lenders") and JPMorgan Chase Bank, as administrative agent (the "Administrative Agent"). Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

                  The undersigned, a Financial Officer and a Legal Officer, respectively, of the Borrower, hereby certify to the Collateral Agent and each other Secured Party as follows:

1. Names. (a) The exact legal name of each Grantor (1), as such name appears in its respective certificate of formation, is as follows:

(b) Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

(c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, Schedule 1 includes the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

----------
(1) The term "Grantors" shall include Holdings, the Borrower and each of their Subsidiaries that are organized under the laws of the United States or any State thereof.

(e) Set forth below is the organizational identification number; if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:


                                           Organizational
           Grantor                      Identification Number
           -------                      ---------------------


(f) Set forth below is the Federal Taxpayer Identification Number of each
Grantor:


                                           Federal Taxpayer
           Grantor                      Identification Number
           -------                      ---------------------


2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:


           Grantor       Mailing Address           County          State
           -------       ---------------           ------          -----


(b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable or General Intangibles (with each location at which Chattel Paper, if any, is kept being indicated by an "*"):


           Grantor       Mailing Address           County          State
           -------       ---------------           ------          -----


(c) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:


           Grantor                                  Jurisdiction
           -------                                  ------------

(d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Inventory or Equipment or other Collateral not identified above:


           Grantor       Mailing Address           County          State
           -------       ---------------           ------          -----

(e) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:


           Grantor       Mailing Address           County          State
           -------       ---------------           ------          -----


(f) Set forth below is a list of all real property held by each Grantor, whether owned or leased, the name of the Grantor that owns or leases said property and the fair market value apportioned to each site:


           Address         Owned/Leased           Entity          Value
           -------         ------------           ------          -----


Copies of any deeds, title insurance policies, surveys and other records renting to the real property listed in this Section 2(f) have been delivered to the Collateral Agent.

(g) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:


           Grantor       Mailing Address           County          State
           -------       ---------------           ------          -----


3. Unusual Transactions. All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4. File. Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in
Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

5. UCC Filings. UCC financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the Collateral is comprised of fixtures, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests owned by Holdings and its Subsidiaries and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 7 is each equity investment of Holdings or any of its Subsidiaries that represents 50% or less of the equity of the entity in which such investment was made.

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all instruments, including any promissory notes, and other evidence of indebtedness held by Holdings and its Subsidiaries that are required to be pledged under the Guarantee and Collateral Agreement, including all intercompany notes between Holdings and each Subsidiary of Holdings and each Subsidiary of Holdings and each other such Subsidiary.

9. Advances. Attached hereto as Schedule 9 is (a) a true and correct list of all advances made by Holdings to any Subsidiary of Holdings or made by any Subsidiary of Holdings to Holdings or to any other Subsidiary of Holdings (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Guarantee and Collateral Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to Holdings or any Subsidiary of Holdings.

10. Mortgage Filings. Attached hereto as Schedule 10 is a schedule setting forth, with respect to each property net forth in Section 2(f) hereof, (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

11. Intellectual Property. Attached hereto as Schedule 11(A) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Grantor's Patents (and all applications therefor), Patent Licenses, Trademarks (and all applications therefor) and Trademark Licenses, including the name of the registered owner and the registration number of each Patent, Patent License, Trademark and Trademark License owned by such Grantor. Attached hereto as Schedule 11(B) in proper form for filing with the United States Copyright Office is a schedule setting forth all of each Grantor's Copyrights (and all applications therefor) and Copyright Licenses, including the name of the registered owner and the registration number of each Copyright or Copyright License owned by such Grantor. Each of Schedule 11(A) and Schedule 11(B) contain all the requested information for Patents, Trademarks and Copyrights arising under the laws of the United States, any other country or any political subdivision thereof.

12. Deposit Accounts. Attached hereto as Schedule 13 is a true and correct list of deposit accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account, and the account number.

                  IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [ ] day of [ ], 2002.


                                        DEX MEDIA EAST, INC.,


                                            by
                                               ---------------------------------
                                               Name:
                                               Title: [Financial Officer]


                                            by
                                               ---------------------------------
                                               Name:
                                               Title: [Legal Officer]


                                        DEX MEDIA EAST LLC,


                                            by
                                               ---------------------------------
                                               Name:
                                               Title: [Financial Officer]


                                            by
                                               ---------------------------------
                                               Name:
                                               Title: [Legal Officer]

                                   SCHEDULE 1

                          CHANGES IN CORPORATE IDENTITY
                          -----------------------------

                                   SCHEDULE 5

                        FORM OF UCC FINANCING STATEMENT
                        -------------------------------

                                   SCHEDULE 6

                               SCHEDULE OF FILINGS
                               -------------------

                                   SCHEDULE 7


                   STOCK OWNERSHIP AND OTHER EQUITY INTERESTS
                   ------------------------------------------

                                   SCHEDULE 8

                                DEBT INSTRUMENTS
                                ----------------

                                   SCHEDULE 9

                                    ADVANCES
                                    --------

                                   SCHEDULE 10

                                MORTGAGE FILINGS
                                ----------------

                                 SCHEDULE 11(A)

                              INTELLECTUAL PROPERTY
                              ---------------------

                                 SCHEDULE 1I(B)

                              INTELLECTUAL PROPERTY
                              ---------------------

                                   SCHEDULE 12

                             COMMERCIAL TORT CLAIMS
                             ----------------------

                                   SCHEDULE 13

                                DEPOSIT ACCOUNTS
                                ----------------